UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 14, 2019

ATLANTIC POWER CORPORATION

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-34691	55-0886410
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3 Allied Drive, Suite 155 Dedham, MA	02026
(Address of principal executive offices)	(Zip Code)

(617) 977-2400

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on which registered
Common Shares, no par value, and the associated Rights to Purchase Common Shares	AT	The New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.             Other Events.

On November 14, 2019, Atlantic Power Corporation issued a press release (the “Press Release”) announcing the dividend rate reset for the preferred shares of Atlantic Power Preferred Equity Ltd. (“Preferred Equity”).

The dividend rate on Preferred Equity’s outstanding Cumulative Rate Reset Preferred Shares, Series 2 (the “Series 2 Shares”), will be reset on December 31, 2019, using a fixed dividend rate to be calculated on November 29, 2019, representing the sum of the Canadian Government five-year bond yield plus 4.18%. Such dividend rate will commence with the March 31, 2020 dividend payment to the holders of the Series 2 Shares and will continue through the December 31, 2024 dividend payment.

The dividend rate on Preferred Equity’s outstanding Cumulative Floating Rate Preferred Shares, Series 3 (the “Series 3 Shares”), will be reset on December 31, 2019, using a floating dividend rate calculated on November 29, 2019, representing the sum of the Canadian Government 90-day Treasury Bill yield (using the three-month average result) plus 4.18%. Such dividend rate will be effective with the March 31, 2020 dividend payment to the holders of the Series 3 Shares. The Series 3 Shares dividend rate is reset each quarter.

On December 31, 2019 and again on December 31 of every fifth year thereafter (to the extent the Series 2 Shares or Series 3 Shares, as the case may be, are still outstanding), the holders of Series 2 Shares have the right to convert their Series 2 Shares, on a one-for-one basis, into Series 3 Shares and the holders of Series 3 Shares have the right to convert their Series 3 Shares, on a one-for-one basis, into Series 2 Shares. In certain circumstances, the Series 2 Shares will be subject to automatic conversion into Series 3 Shares and the Series 3 Shares will be subject to automatic conversion into Series 2 Shares, as described in the Press Release. A copy of the Press Release is included as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 9.01.             Financial Statements and Exhibits

(d) Exhibits

Exhibit
Number	Description
99.1	Press Release of Atlantic Power Corporation, dated November 14, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atlantic Power Corporation

Dated: November 14, 2019	By:	/s/ Terrence Ronan
		Name:	Terrence Ronan
		Title:	Chief Financial Officer